UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

September 30, 2011

		Principal	Value
		Amount[o]	(U.S. $)
Agency Asset-Backed Security – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	189,817	$200,350
Total Agency Asset-Backed Security (cost $188,283)			200,350

Agency Collateralized Mortgage Obligations – 3.11%
•E.F. Hutton Trust III Series 1 A 1.11% 10/25/17		27,641	27,778
Fannie Mae Grantor Trust
•Series 2001-T5 A2 6.992% 2/19/30		48,683	54,617
Series 2002-T1 A2 7.00% 11/25/31		134,450	158,989
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42		1,470	1,711
Series 2003-32 PH 5.50% 3/25/32		50,212	52,838
Series 2003-52 NA 4.00% 6/25/23		506,335	535,544
Series 2003-81 GE 4.50% 4/25/18		824,245	860,788
Series 2003-120 BL 3.50% 12/25/18		1,335,000	1,427,290
•Series 2004-36 FA 0.635% 5/25/34		817,433	818,333
Series 2004-49 EB 5.00% 7/25/24		151,616	166,840
•Series 2005-66 FD 0.535% 7/25/35		3,514,231	3,505,990
Series 2005-110 MB 5.50% 9/25/35		54,768	60,871
Series 2006-69 PB 6.00% 10/25/32		2,567,048	2,625,836
•Series 2006-105 FB 0.655% 11/25/36		595,537	594,950
Series 2010-29 PA 4.50% 10/25/38		1,144,793	1,232,827
•Series 2011-105 FP 0.622% 6/25/41		5,829,124	5,840,054
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.129% 2/25/42		156,943	184,249
Series 2004-W9 2A1 6.50% 2/25/44		165,025	184,304
Freddie Mac REMICs
•Series 2535 FK 0.629% 10/15/31		2,221	2,221
Series 2694 QG 4.50% 1/15/29		88,372	89,880
Series 2706 UG 4.50% 8/15/16		1,134,430	1,144,322
Series 2802 NM 4.50% 9/15/29		2,175,000	2,224,853
Series 2890 PC 5.00% 7/15/30		355,000	363,524
Series 2901 CA 4.50% 11/15/19		826,239	880,458
•Series 3016 FL 0.619% 8/15/35		1,119,228	1,118,284
Series 3027 DE 5.00% 9/15/25		140,000	155,076
•Series 3067 FA 0.579% 11/15/35		8,895,112	8,870,876
Series 3173 PE 6.00% 4/15/35		70,000	77,760
•Series 3241 FM 0.609% 11/15/36		205,581	205,257
•Series 3297 BF 0.469% 4/15/37		2,756,486	2,742,017
•Series 3316 FB 0.529% 8/15/35		840,144	838,378
Series 3337 PB 5.50% 7/15/30		47,200	47,581
Series 3416 GK 4.00% 7/15/22		6,154	6,418
Series 3581 PE 4.50% 1/15/39		14,417,961	15,675,842
•Series 3780 LF 0.629% 3/15/29		2,691,597	2,686,237
•Series 3800 AF 0.729% 2/15/41		8,526,959	8,534,589
•Series 3803 TF 0.629% 11/15/28		2,433,452	2,437,912
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		61,862	74,567
Series T-54 2A 6.50% 2/25/43		1,438	1,604
Series T-58 2A 6.50% 9/25/43		1,042,575	1,207,257
•Series T-60 1A4C 5.24% 3/25/44		1,138,525	1,176,146
GNMA Series 2003-72 C 4.86% 2/16/30		914,938	944,550
Total Agency Collateralized Mortgage Obligations (cost $69,188,083)			69,839,418

Agency Mortgage-Backed Securities – 20.33%
Fannie Mae
4.00% 9/1/20	15,285,497	16,167,041
4.50% 3/1/14	310,673	329,235
6.00% 9/1/12	88,097	90,632
6.50% 8/1/17	113,955	124,786
9.00% 11/1/15	80,034	85,041
10.00% 10/1/30	104,899	124,501
10.50% 6/1/30	27,492	32,749
16.00% 11/15/12	2,694	2,754
•Fannie Mae ARM
2.339% 8/1/34	276,159	290,499
2.40% 12/1/33	254,497	266,411
2.527% 6/1/34	193,837	204,143
2.563% 4/1/36	12,015	12,654
2.618% 11/1/35	981,297	1,033,874
3.468% 1/1/41	514,897	535,193
3.759% 11/1/39	1,535,994	1,610,565
4.287% 9/1/39	2,016,044	2,132,827
4.414% 10/1/39	3,543,298	3,758,081
4.582% 11/1/39	6,681,690	7,136,439
4.892% 3/1/38	23,755	25,315
4.959% 11/1/33	6,110,452	6,572,802
4.998% 8/1/35	130,427	139,314
5.023% 9/1/38	3,627,123	3,901,113
5.138% 11/1/35	166,142	176,407
5.55% 4/1/37	3,505,537	3,773,368
5.979% 7/1/36	400,582	433,318
6.011% 6/1/36	442,154	477,229
6.238% 4/1/36	1,220,364	1,301,094
6.268% 4/1/36	139,029	149,511
6.268% 7/1/36	348,181	377,359
6.291% 8/1/36	210,954	228,981
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	5,994	6,020
10.00% 1/1/19	49,135	56,046
11.00% 6/1/15	753	757
Fannie Mae S.F. 15 yr
3.50% 7/1/26	2,033,249	2,126,279
4.00% 8/1/25 to 11/1/25	45,901,202	48,667,216
4.50% 9/1/20	4,525,347	4,847,510
5.00% 9/1/18 to 9/1/25	48,544,438	52,223,725
5.50% 4/1/21 to 4/1/23	153,925	166,944
6.00% 3/1/18 to 8/1/22	2,893,326	3,144,158
7.00% 11/1/14	747	796
8.00% 10/1/14 to 10/1/16	153,863	167,868
Fannie Mae S.F. 15 yr TBA 3.50% 10/1/26	66,696,000	69,634,792
Fannie Mae S.F. 20 yr 6.50% 2/1/22	187,094	206,320
Fannie Mae S.F. 30 yr
5.00% 3/1/34 to 7/1/40	1,236,298	1,332,143
5.50% 4/1/34	19,534,332	21,366,016
6.00% 9/1/34 to 3/1/39	16,842,213	18,553,161
6.50% 6/1/29 to 12/1/37	92,437	103,420
7.00% 12/1/34 to 12/1/37	2,482,850	2,850,676
7.50% 3/1/14 to 6/1/34	21,509	25,059
8.00% 11/1/21 to 5/1/24	93,236	105,688
8.50% 8/1/17	23,498	23,778
9.00% 8/1/22	113,961	129,718
9.25% 6/1/16 to 8/1/16	30,812	31,149
10.00% 2/1/25	240,496	272,997
11.00% 9/1/15 to 8/1/20	62,756	70,038

Fannie Mae S.F. 30 yr TBA
5.50% 10/1/41	8,170,000	8,865,726
6.00% 10/1/41	116,245,000	127,506,233
Freddie Mac
6.00% 1/1/17	74,062	78,101
6.50% 6/17/14 to 3/1/16	531,641	570,341
•Freddie Mac ARM
2.48% 4/1/33	142,659	143,669
2.514% 7/1/36	139,437	147,028
2.851% 4/1/34	45,032	47,476
4.815% 2/1/35	230,357	241,814
5.034% 7/1/38	5,534,387	5,939,128
5.048% 8/1/38	113,443	122,320
5.662% 6/1/37	1,824,635	1,954,844
5.809% 10/1/36	28,535	30,790
6.193% 10/1/37	2,357,460	2,540,715
6.283% 2/1/37	13,447	14,307
Freddie Mac Balloon 7 yr 5.00% 11/1/11	50,110	50,340
Freddie Mac S.F. 15 yr
4.50% 9/1/24	214,276	227,652
5.00% 6/1/18 to 12/1/22	519,229	561,293
5.50% 7/1/24	8,826,702	9,582,107
8.00% 7/1/16	45,695	50,064
Freddie Mac S.F. 30 yr
6.00% 2/1/36 to 1/1/38	12,837,388	14,119,691
7.00% 11/1/33	1,282	1,482
8.00% 5/1/31	175,080	206,488
9.00% 9/1/30	103,332	122,585
11.00% 11/1/19 to 5/1/20	28,511	28,981
11.50% 6/1/15 to 3/1/16	73,112	83,979
GNMA I GPM 12.25% 1/15/14	3,602	3,631
GNMA I S.F. 15 yr 6.00% 1/15/22	4,650,557	5,055,729
GNMA I S.F. 30 yr
7.50% 12/15/31 to 12/15/23	215,155	253,012
8.00% 6/15/30	8,186	8,824
9.00% 5/15/16 to 2/15/17	22,314	23,912
9.50% 12/15/16 to 8/15/17	5,292	5,889
11.00% 7/15/13 to 8/15/19	73,864	78,729
GNMA II GPM 9.75% 12/20/16 to 9/20/17	13,566	14,345
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	87,973	104,161
10.50% 6/20/20	1,938	1,990
11.00% 9/20/15 to 10/20/15	24,952	28,017
11.50% 12/20/17 to 10/20/18	39,907	41,915
12.00% 4/20/14 to 5/20/16	81,213	84,724
12.50% 10/20/13 to 1/20/14	14,700	15,591
Total Agency Mortgage-Backed Securities (cost $452,213,824)		456,563,133

Agency Obligations – 1.00%
Fannie Mae 0.55% 9/27/13	11,215,000	11,185,493
Freddie Mac 0.55% 9/30/13	11,215,000	11,208,933
Total Agency Obligations (cost $22,435,608)		22,394,426

Collateralized Debt Obligations – 0.41%
#Centurion Global Sovereign CBO I 144A 13.25% 10/14/12	1,337,953	1,337,953
@•#Foxe Basin CLO 144A Series 2003-1A A3 1.397% 12/15/15	2,749,979	2,691,047
@•#Solar Investment Grade CBO II Series 1-A 144A 0.844% 7/24/13	931,109	925,811
@#Stony Hill CDO III 144A
0.772% 10/15/13	2,255,289	2,193,269
•Series 1AW A 0.742% 10/15/13	1,503,526	1,462,179
@•#Whitney Cash Flow Fund II Series 1A B2 144A 2.467% 11/15/12	630,311	621,449
Total Collateralized Debt Obligations (cost $9,387,880)		9,231,708

Commercial Mortgage-Backed Securities – 1.56%
•#American Tower Trust Series 2007-1A AFL 144A 0.42% 4/15/37	250,000	242,707
Bank of America Merrill Lynch Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	300,300	302,626
Series 2004-5 A3 4.561% 11/10/41	150,640	150,666
•Series 2005-1 A5 5.163% 11/10/42	805,000	873,468
Bear Stearns Commercial Mortgage Securities
•Series 2005-T20 A4A 5.147% 10/12/42	1,005,000	1,104,207
Series 2007-PW15 A4 5.331% 2/11/44	1,475,000	1,521,607
wCommercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	4,105,000	4,444,865
#Series 2010-C1 A1 144A 3.156% 11/1/15	491,199	495,472
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.42% 2/15/39	157,053	163,929
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	1,045,000	1,110,736
Series 2005-GG4 A4 4.761% 7/10/39	3,310,000	3,488,128
Series 2005-GG4 A4A 4.751% 7/10/39	3,935,000	4,176,054
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,231,306
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.205% 12/15/44	1,625,000	1,780,556
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	427,712	433,531
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	4,555,000	4,905,064
•Series 2006-T21 A3 5.185% 10/12/52	2,900,000	2,943,680
•Series 2007-T27 A4 5.641% 6/13/42	3,440,000	3,842,893
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36	1,666,246	1,709,534
Total Commercial Mortgage-Backed Securities (cost $31,183,373)		34,921,029

Convertible Bonds – 1.03%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	6,325,000	6,245,938
Level 3 Communications 3.50% exercise price $81.90, expiration date 6/15/12	5,000,000	4,956,250
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	2,500,000	2,515,625
Transocean 1.50% exercise price $164.19, expiration date 12/15/37	9,720,000	9,486,200
Total Convertible Bonds (cost $22,722,075)		23,204,013

Corporate Bonds – 31.46%
Automotive – 0.05%
Ford Motor Credit
7.50% 8/1/12	649,000	662,427
12.00% 5/15/15	385,000	464,888
		1,127,315
Banking – 10.03%
Abbey National Treasury Services 4.00% 4/27/16	5,820,000	5,378,157
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15	1,000	1,015
Bank of America
•0.647% 6/15/17	1,750,000	1,289,139
6.50% 8/1/16	1,180,000	1,172,991
#Bank of Montreal 144A 2.625% 1/25/16	14,865,000	15,537,909
BB&T 5.20% 12/23/15	6,410,000	6,892,494
•Branch Banking & Trust 0.658% 9/13/16	9,975,000	9,223,873
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16	3,565,000	3,737,671
Comerica 3.00% 9/16/15	6,325,000	6,289,276
•#Commonwealth Bank of Australia 144A 0.63% 9/17/14	32,225,000	32,267,440
#Export-Import Bank of Korea 144A 5.25% 2/10/14	2,275,000	2,409,193
Fifth Third Bancorp 3.625% 1/25/16	5,425,000	5,520,583
Goldman Sachs Group 3.625% 2/7/16	7,170,000	6,987,459
#HSBC Bank 144A 3.10% 5/24/16	8,485,000	8,444,611
JPMorgan Chase
•0.668% 6/13/16	1,750,000	1,607,484
3.45% 3/1/16	18,539,000	18,634,346
KeyBank 5.45% 3/3/16	5,500,000	5,917,813
Korea Development Bank 8.00% 1/23/14	5,180,000	5,757,218
Morgan Stanley
•0.883% 10/15/15	1,275,000	1,077,761
2.875% 1/24/14	5,410,000	5,212,833
•#National Australia Bank 144A 0.746% 7/8/14	31,645,000	31,800,250

#Nederlandse Waterschapsbank 144A 1.375% 5/16/14	5,410,000	5,469,391
PNC Funding 5.25% 11/15/15	1,840,000	1,976,598
•#Rabobank 144A 11.00% 12/29/49	2,695,000	3,249,618
Santander Holdings USA 4.625% 4/19/16	2,090,000	2,015,504
SunTrust Banks
•0.598% 8/24/15	1,310,000	1,196,853
3.60% 4/15/16	4,465,000	4,531,582
•UBS 1.253% 1/28/14	5,660,000	5,593,155
US Bancorp 3.15% 3/4/15	2,135,000	2,229,941
US Bank 6.30% 2/4/14	2,390,000	2,626,072
•USB Capital IX 3.50% 10/29/49	12,225,000	8,634,029
Wachovia Bank 5.60% 3/15/16	4,805,000	5,249,352
Wells Fargo Bank
•0.50% 5/16/16	1,825,000	1,619,339
4.75% 2/9/15	590,000	615,277
•Wells Fargo Capital XIII 7.70% 12/29/49	4,910,000	4,934,550
		225,100,777
Basic Industry – 2.10%
ArcelorMittal 3.75% 8/5/15	9,895,000	9,247,056
Barrick Gold 2.90% 5/30/16	9,620,000	9,756,931
Dow Chemical 5.90% 2/15/15	8,540,000	9,434,428
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	5,745,000	6,168,297
#Georgia-Pacific 144A 8.25% 5/1/16	530,000	586,048
Lubrizol 5.50% 10/1/14	1,380,000	1,549,674
Teck Resources
3.15% 1/15/17	3,070,000	3,091,763
9.75% 5/15/14	6,054,000	7,179,681
		47,013,878
Brokerage – 0.39%
Jefferies Group 5.875% 6/8/14	2,805,000	2,944,768
Lazard Group
6.85% 6/15/17	1,762,000	1,942,439
7.125% 5/15/15	3,519,000	3,889,762
		8,776,969
Capital Goods – 0.17%
Anixter 10.00% 3/15/14	313,000	354,473
Waste Management 2.60% 9/1/16	3,525,000	3,537,400
		3,891,873
Communications – 3.80%
AT&T 2.40% 8/15/16	3,500,000	3,536,425
AT&T Wireless 8.125% 5/1/12	3,665,000	3,813,451
Comcast 5.85% 11/15/15	7,835,000	8,895,850
#Cox Communications 144A 5.875% 12/1/16	4,450,000	5,051,471
#Crown Castle Towers 144A 3.214% 8/15/15	2,790,000	2,835,000
#Digicel 144A 8.25% 9/1/17	1,443,000	1,370,850
DIRECTV Holdings 7.625% 5/15/16	2,715,000	2,921,465
Discovery Communications 3.70% 6/1/15	6,500,000	6,846,847
NII Capital 8.875% 12/15/19	1,443,000	1,511,543
Qwest 8.375% 5/1/16	4,810,000	5,303,025
Rogers Communications 7.50% 3/15/15	5,960,000	7,029,802
Sprint Nextel 8.375% 8/15/17	1,400,000	1,309,000
Telecom Italia Capital
4.95% 9/30/14	10,000	9,639
5.25% 11/15/13	1,700,000	1,662,524
Time Warner Cable
7.50% 4/1/14	2,705,000	3,061,422
8.25% 2/14/14	1,510,000	1,717,155
Verizon Communications
•0.973% 3/28/14	5,115,000	5,133,076
3.00% 4/1/16	2,235,000	2,340,007
5.55% 2/15/16	6,475,000	7,394,437
Virgin Media Secured Finance 6.50% 1/15/18	5,500,000	5,871,250

#Vivendi 144A 5.75% 4/4/13	5,535,000	5,841,429
#Wind Acquisition Finance 144A 11.75% 7/15/17	2,083,000	1,780,965
		85,236,633
Consumer Cyclical – 2.32%
Brinker International 5.75% 6/1/14	4,000,000	4,268,772
Disney (Walt) 1.35% 8/16/16	7,495,000	7,399,649
#FUEL Trust 144A 3.984% 6/15/16	1,800,000	1,764,261
•Target 0.575% 7/18/14	21,300,000	21,240,295
Time Warner
3.15% 7/15/15	5,500,000	5,693,765
5.875% 11/15/16	3,265,000	3,694,553
Wal-Mart Stores 1.50% 10/25/15	6,940,000	7,004,813
Western Union 3.65% 8/22/18	1,090,000	1,101,687
		52,167,795
Consumer Non-Cyclical – 3.94%
Amgen 4.85% 11/18/14	8,165,000	9,105,836
CareFusion 5.125% 8/1/14	4,555,000	4,963,000
Coca-Cola Enterprises 2.125% 9/15/15	7,010,000	7,055,522
DENTSPLY International 2.75% 8/15/16	4,785,000	4,823,409
Dr Pepper Snapple Group 2.90% 1/15/16	1,530,000	1,581,514
Express Scripts 3.125% 5/15/16	4,035,000	4,078,530
#HCA Holdings 144A 7.75% 5/15/21	1,131,000	1,065,968
Hospira 6.40% 5/15/15	4,920,000	5,574,262
Kraft Foods 2.625% 5/8/13	4,000,000	4,084,536
Medtronic 3.00% 3/15/15	1,790,000	1,896,688
Quest Diagnostics
3.20% 4/1/16	5,630,000	5,851,518
5.45% 11/1/15	5,500,000	6,175,857
Stryker 2.00% 9/30/16	7,505,000	7,550,113
Teva Pharmaceutical Finance II 3.00% 6/15/15	3,970,000	4,165,205
Teva Pharmaceutical Finance III 1.70% 3/21/14	4,915,000	4,969,267
#Woolworths 144A 2.55% 9/22/15	11,825,000	12,061,180
Yale University 2.90% 10/15/14	3,310,000	3,513,939
		88,516,344
Electric – 1.41%
Appalachian Power 3.40% 5/24/15	4,180,000	4,413,858
Commonwealth Edison 1.95% 9/1/16	6,560,000	6,507,362
Dominion Resources 1.95% 8/15/16	3,740,000	3,727,385
Duke Energy 3.95% 9/15/14	4,500,000	4,783,811
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	5,209,485
PacifiCorp 6.90% 11/15/11	2,845,000	2,864,702
Public Service Electric & Gas 2.70% 5/1/15	3,935,000	4,116,404
		31,623,007
Energy – 1.80%
Chesapeake Energy 9.50% 2/15/15	1,697,000	1,921,853
Noble Holding International 3.05% 3/1/16	13,895,000	14,315,518
Petrohawk Energy 7.25% 8/15/18	9,605,000	11,021,738
#Schlumberger Norge 144A 1.95% 9/14/16	5,525,000	5,500,939
Shell International Finance 3.10% 6/28/15	1,930,000	2,050,783
Weatherford Bermuda 5.15% 3/15/13	49,000	51,377
#Woodside Finance 144A 8.125% 3/1/14	4,940,000	5,591,714
		40,453,922
Finance Companies – 0.78%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,642,310
General Electric Capital
•0.607% 9/15/14	3,535,000	3,385,989
3.50% 6/29/15	3,480,000	3,597,805
International Lease Finance
6.625% 11/15/13	341,000	332,475
8.75% 3/15/17	3,596,000	3,622,970
		17,581,549

Insurance – 1.14%
•Chubb 6.375% 3/29/67	3,030,000	2,950,463
MetLife 6.75% 6/1/16	7,570,000	8,715,272
#Metropolitan Life Global Funding I 144A 3.125% 1/11/16	7,500,000	7,739,738
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,015,000	903,350
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	5,204,000	5,178,969
		25,487,792
Natural Gas – 0.72%
Energy Transfer Partners 8.50% 4/15/14	285,000	323,558
Enterprise Products Operating
3.20% 2/1/16	3,000,000	3,067,758
9.75% 1/31/14	4,450,000	5,209,949
Plains All American Pipeline 3.95% 9/15/15	4,690,000	4,939,724
Williams Partners 7.25% 2/1/17	2,315,000	2,687,571
		16,228,560
Real Estate – 0.32%
Health Care REIT 3.625% 3/15/16	7,305,000	7,129,519
		7,129,519
Services – 0.19%
Clean Harbors 7.625% 8/15/16	743,000	778,293
Harrah's Operating 11.25% 6/1/17	1,314,000	1,332,067
Iron Mountain 8.00% 6/15/20	1,302,000	1,315,020
MGM Resorts International
10.375% 5/15/14	139,000	152,379
11.125% 11/15/17	178,000	196,245
13.00% 11/15/13	455,000	520,975
		4,294,979
Technology – 1.49%
GXS Worldwide 9.75% 6/15/15	1,874,000	1,808,410
Hewlett-Packard
1.55% 5/30/14	6,500,000	6,462,554
3.00% 9/15/16	2,770,000	2,796,293
International Business Machines 1.95% 7/22/16	3,160,000	3,191,404
National Semiconductor 6.60% 6/15/17	3,325,000	3,971,520
#Seagate Technology International 144A 10.00% 5/1/14	3,513,000	3,952,125
Xerox
•1.11% 5/16/14	2,260,000	2,241,195
4.25% 2/15/15	8,500,000	8,998,167
		33,421,668
Transportation – 0.81%
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,790,649
#ERAC USA Finance 144A
2.25% 1/10/14	7,840,000	7,888,435
2.75% 7/1/13	2,095,000	2,120,285
Ryder System 3.50% 6/1/17	3,310,000	3,435,065
		18,234,434
Total Corporate Bonds (cost $706,113,694)		706,287,014

Municipal Bonds – 2.96%
California State Department of Water Resources Power Supply Revenue 5.00% 5/1/13	15,700,000	16,829,772
California State Revenue Anticipation Notes Series A2 2.00% 6/26/12	12,000,000	12,150,840
Los Angeles County, California Tax Revenue Anticipation Note Series B 2.50% 3/30/12	15,000,000	15,172,950
Railsplitter Tobacco Settlement Authority, Illinois Revenue 5.00% 6/1/15	3,995,000	4,452,907
Regional Transportation Authority, Illinois (Taxable Working Cash Notes) Series C 2.843% 7/1/12	17,600,000	17,886,528
Total Municipal Bonds (cost $65,735,851)		66,492,997

Non-Agency Asset-Backed Securities – 16.54%
•Ally Master Owner Trust
#Series 2010-1 A 144A 1.98% 1/15/15	6,950,000	7,054,333
Series 2010-4 A 1.30% 8/15/17	3,390,000	3,417,393
Series 2011-1 A1 1.10% 1/15/16	17,390,000	17,397,900
•American Express Credit Account Master Trust
Series 2005-7 B 0.499% 3/16/15	479,000	477,704
Series 2009-1 A 1.579% 12/15/14	10,000,000	10,079,020
Series 2010-1 B 0.829% 11/16/15	1,225,000	1,224,994

•Bank of America Credit Card Trust
Series 2006-A12 A12 0.249% 3/15/14	11,218,000	11,217,097
Series 2007-A4 A4 0.269% 11/15/19	6,490,000	6,388,346
Series 2007-A6 A6 0.289% 9/15/16	2,170,000	2,167,668
Series 2007-A10 A10 0.299% 12/15/16	4,900,000	4,892,156
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.08% 1/15/13	1,768,433	1,771,299
Capital One Multi-Asset Execution Trust
•Series 2004-A1 A1 0.439% 12/15/16	5,940,000	5,934,250
•Series 2004-A4 A4 0.449% 3/15/17	4,380,000	4,375,058
•Series 2005-A6 A6 0.299% 7/15/15	10,350,000	10,328,805
•Series 2006-A5 A5 0.289% 1/15/16	4,210,000	4,199,702
•Series 2006-A12 A 0.289% 7/15/16	7,265,000	7,243,585
•Series 2007-A1 A1 0.279% 11/15/19	3,675,000	3,574,073
•Series 2007-A4 A4 0.259% 3/16/15	1,915,000	1,913,446
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,456,025
•Series 2007-A8 A8 0.647% 10/15/15	1,750,000	1,751,979
•Chase Issuance Trust Series 2005-A2 A2 0.299% 12/15/14	6,600,000	6,597,213
•#Chesapeake Funding 144A
Series 2009-1 A 2.229% 12/15/20	2,992,054	2,999,069
Series 2009-2A A 1.979% 9/15/21	18,634,592	18,687,487
#CIT Equipment Collateral Series 2009-VT1 A3 144A 3.07% 8/15/16	298,313	299,088
•Citibank Credit Card Issuance Trust Series 2008-A6 A6 1.431% 5/22/17	6,600,000	6,835,549
•#Citibank Omni Master Trust 144A
Series 2009-A8 A8 2.329% 5/16/16	9,840,000	9,923,749
Series 2009-A11A A11 1.779% 8/15/16	4,750,000	4,783,594
Series 2009-A14A A14 2.979% 8/15/18	7,190,000	7,522,778
•#CNH Wholesale Master Note Trust 144A
Series 2009-1A A 1.929% 7/15/15	4,000,000	4,038,196
Series 2011-1A A 1.029% 12/15/15	7,290,000	7,307,846
Conseco Financial Series 1997-6 A8 7.07% 1/15/29	1,168,700	1,227,130
•Discover Card Master Trust
Series 2009-A1 A1 1.529% 12/15/14	13,975,000	14,096,426
Series 2010-A1 A1 0.879% 9/15/15	12,150,000	12,245,137
Series 2011-A3 A 0.441% 3/15/17	9,440,000	9,440,000
•Discover Card Master Trust I Series 2005-4 A2 0.319% 6/16/15	9,000,000	8,997,900
•Ford Credit Auto Owner Trust Series 2008-C A4B 1.979% 4/15/13	3,553,600	3,572,659
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.779% 9/15/14	18,570,000	18,769,470
#Series 2010-1 A 144A 1.879% 12/15/14	22,660,000	22,988,127
#Series 2010-3 A2 144A 1.929% 2/15/17	22,300,000	23,014,720
Series 2010-5 A2 0.929% 9/15/15	750,000	751,477
Series 2011-1 A2 0.829% 2/15/16	8,050,000	8,032,612
•GE Capital Credit Card Master Note Trust
Series 2011-1 A 0.779% 1/15/17	7,155,000	7,199,653
Series 2011-3 A 0.46% 9/15/16	7,510,000	7,509,970
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14	354,367	355,672
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	4,314,000	4,399,894
Series 2010-A A4 2.13% 10/17/16	2,540,000	2,598,274
MBNA Credit Card Master Note Trust Series 2004-B1 B1 4.45% 8/15/16	7,475,000	7,989,145
•#Navistar Financial Dealer Note Master Trust 144A Series 2009-1 A 1.685% 10/26/15	10,895,000	10,989,095
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	2,840,000	2,839,061
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.379% 1/15/15	12,815,000	12,932,232
•#Penarth Master Issuer Series 2011-1A A1 144A 0.88% 5/18/15	6,000,000	5,997,564
Renaissance Home Equity Loan Trust Series 2006-4 AF2 5.285% 1/25/37	35,000	14,817
•#Volkswagen Credit Auto Master Trust 144A Series 2011-1A Note 0.917% 9/20/16	8,525,000	8,525,000
Total Non-Agency Asset-Backed Securities (cost $371,265,821)		371,345,437

Non-Agency Collateralized Mortgage Obligations – 0.09%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	150,101	136,912
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	187,042	189,932
Series 2005-6 7A1 5.50% 7/25/20	133,536	124,793

@•Bank of America Funding Series 2006-H 1A2 2.70% 9/20/46		41,642	2,518
•Bank of America Mortgage Securities Series 2002-K 2A1 2.689% 10/20/32		5,979	5,461
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		150,456	150,506
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.662% 8/25/37		180,402	129,182
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		160,593	167,781
Series 1999-3 A 7.647% 9/19/27		394,361	394,546
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.608% 4/25/36		180,000	149,600
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		21,225	21,142
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		199,424	200,524
Wells Fargo Mortgage Backed Securities Trust
•Series 2004-EE 3A1 2.75% 12/25/34		34,152	32,801
Series 2006-7 2A1 6.00% 6/25/36		12,958	11,400
•Series 2006-AR5 2A1 2.738% 4/25/36		306,778	230,427
Total Non-Agency Collateralized Mortgage Obligations (cost $1,867,242)			1,947,525

Regional Bonds – 3.84%Δ
Australia – 3.60%
New South Wales Treasury 6.00% 5/1/12	AUD	82,670,000	80,789,600
			80,789,600
Canada – 0.24%
Ontario Province 2.30% 5/10/16	USD	5,270,000	5,465,391
			5,465,391
Total Regional Bonds (cost $87,947,266)			86,254,991

«Senior Secured Loans – 0.49%
Delos Aircraft Tranche 2 7.00% 3/17/16		2,862,116	2,864,491
International Lease Finance Tranche 1 6.75% 3/17/15		3,902,884	3,900,933
Level 3 Financing Tranche B 11.50% 3/13/14		4,117,000	4,297,983
Total Senior Secured Loans (cost $11,395,711)			11,063,407

Sovereign Bonds – 4.36%Δ
Brazil – 0.13%
=^JPMorgan Structured Products 0.641% 5/18/15	BRL	2,419,000	2,808,508
			2,808,508
Indonesia – 1.67%
Indonesia Retail Bond 7.95% 8/15/13	IDR	180,000,000,000	21,431,202
Indonesia Treasury Bond 10.00% 10/15/11	IDR	142,000,000,000	16,177,742
			37,608,944
Japan – 0.17%
Japan Finance 2.25% 7/13/16	USD	3,710,000	3,830,197
			3,830,197
Norway – 1.14%
Eksportfinans 3.00% 11/17/14		5,880,000	6,213,343
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	19,490,041
			25,703,384
Republic of Korea – 0.44%
Korea Treasury Inflation-Linked Bond 2.75% 3/10/17	KRW	10,643,130,000	9,834,843
			9,834,843
South Africa – 0.81%
Republic of South Africa 7.50% 1/15/14	ZAR	143,000,000	18,094,504
			18,094,504
Total Sovereign Bonds (cost $99,828,934)			97,880,380

Supranational Bank– 0.16%
International Finance 5.75% 3/16/15	AUD	3,600,000	3,638,943
Total Supranational Bank (cost $3,258,578)			3,638,943

U.S. Treasury Obligations – 9.94%
United States Treasury Notes
1.00% 9/30/16	USD	72,665,000	72,783,880
∞2.125% 8/15/21		147,735,000	150,367,194
Total U.S. Treasury Obligations (cost $219,450,082)			223,151,074

		Number of
		Shares
Preferred Stock– 0.33%
•PNC Financial Services Group 8.25%		7,260,000	7,394,992
Total Preferred Stock (cost $7,271,507)			7,394,992

		Principal
		Amount[o]
Short-Term Investments – 9.47%
≠Discount Notes – 6.37%
Federal Home Loan Bank
0.001% 10/3/11	USD	6,326,034	6,326,034
0.010%12/23/11		9,383,252	9,383,037
0.030% 11/30/11		64,777,357	64,776,319
0.040% 11/2/11	14,512,476	14,512,360
Freddie Mac 0.05% 11/2/11		48,078,381	48,077,996
			143,075,746

Repurchase Agreement – 3.10%
BNP Paribas 0.02%, dated 9/30/11, to be
repurchased on 10/3/11, repurchase price $69,541,152
(collateralized by U.S. government obligations
0.625% 7/15/14, market value $70,931,864)		69,541,036	69,541,036
			69,541,036
Total Short-Term Investments (cost $212,615,342)			212,616,782

Total Value of Securities – 107.09%
(cost $2,394,069,154)			2,404,427,619
Liabilities Net of Receivables and Other Assets – (7.09%)			(159,170,815	)z
Net Assets Applicable to 248,181,221 Shares Outstanding – 100.00%			$2,245,256,804

°Principal amount is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $343,198,111, which represented 15.29% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $7,896,273, which represented 0.35% of the Fund’s net assets. See Note 5 in “Notes.”
ΔSecurities have been classified by country of origin.
^Zero coupon security. The rate shown is the yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $2,808,508, which represented 0.13% of the Fund’s net assets. See Note 1 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $245,457,283 represents payable for securities purchased as of September 30, 2011.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	EUR	(67,456,093)	USD	92,281,959	11/4/11	$1,939,985
CITI	EUR	(52,424,000)	USD	71,703,712	11/4/11	1,493,782
GSC	EUR	(7,826,523)	USD	10,699,404	11/4/11	217,571
HSBC	AUD	(10,125,000)	USD	10,295,606	11/4/11	540,049

HSBC	EUR	(32,955,261)	USD	45,050,501	11/4/11	914,483
MSC	AUD	(9,719,872)	USD	9,889,776	11/4/11	524,564
MSC	EUR	(35,271,037)	USD	48,215,861	11/4/11	978,392
						$6,608,826

Futures Contract

					Unrealized
Contract		Notional	Notional		Appreciation
to Buy		Cost	Value	Expiration Date	(Depreciation)
838	U.S. Treasury 10 yr Notes	$107,900,997	$109,018,562	12/20/11	$1,117,565

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.17	USD	15,825,000	5.00%	12/20/16	$342,734
	ITRAXX Europe Subordinate
BAML	Financials 16.1 5 yr CDS	EUR	1,045,000	5.00%	12/20/16	(217)
BCLY	CDX. NA.HY.17	USD	25,350,000	5.00%	12/20/16	549,023
	ITRAXX Europe Subordinate
BCLY	Financials 16.1 5 yr CDS	EUR	60,170,000	5.00%	12/20/16	(6,514)
	United States of America
BCLY	5 yr CDS	EUR	6,747,000	0.25%	3/20/16	625
GSC	CDX. NA.HY.17	USD	20,625,000	5.00%	12/20/16	446,691
GSC	Republic of France 5 yr CDS		11,150,000	0.25%	9/20/16	63,546
JPMC	CDX. NA.HY.17		26,375,000	5.00%	12/20/16	471,041
JPMC	Viacom 5 yr CDS		6,715,000	1.00%	9/20/15	32,992
MSC	CDX.NA.HY.17		16,530,000	5.00%	12/20/16	295,215
	People’s Republic of China
MSC	5 yr CDS		22,407,000	1.00%	12/20/16	0
MSC	Republic of France 5 yr CDS		5,592,000	0.25%	12/20/16	(66,363)
						$2,128,773

	Protection Sold / Moody’s Rating:
JPMC	Comcast 5 yr CDS / Baa	USD	6,715,000	1.00%	9/20/15	$59,645
JPMC	Tyson Foods CDS / Ba		2,770,000	1.00%	3/20/16	20,595
						$80,240
Total						$2,209,013

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML– Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLO – Collateralized Loan Obligation
EUR – European Monetary Unit
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage

GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
IDR – Indonesia Rupiah
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley Capital
NOK – Norwegian Kroner
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Fund’s portfolio turnover rate. There were no mortgage dollar rolls open at the end of the period.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,394,106,254
Aggregate unrealized appreciation	$28,904,478
Aggregate unrealized depreciation	(18,583,113)
Net unrealized appreciation	$10,321,365

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset &
Mortgage-Backed Securities	$-	$933,406,264	$23,805,054	$957,211,318
Corporate Debt	-	744,792,741	4,993,401	749,786,142
Foreign Debt	-	187,774,314	-	187,774,314
Municipal Bonds	-	66,492,997	-	66,492,997
U.S. Treasury Obligations	-	223,151,074	-	223,151,074
Preferred Stock	-	7,394,992	-	7,394,992
Short-Term Investments	69,541,036	143,075,746	-	212,616,782
Total	$69,541,036	$2,306,088,128	$28,798,455	$2,404,427,619

Foreign Currency Exchange Contracts	$-	$6,608,826	$-	$6,608,826
Futures Contracts	$1,117,565	$-	$-	$1,117,565
Swap Contracts	$-	$2,209,013	$-	$2,209,013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Mortgage
	Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 12/31/10	$6,320,192	$11,869,187	$12,728,168	$30,917,547
Purchases	23,805,054	-	-	23,805,054
Sales	(5,712,022)	(6,705,399)	-	(12,417,421)
Net realized gain (loss)	11,384	(88,683)	-	(77,299)
Transfers out of Level 3	(547,813)	-	(11,948,968)	(12,496,781)
Net change in unrealized
appreciation/depreciation	(71,741)	(81,704)	(779,200)	(932,645)
Balance as of 9/30/11	$23,805,054	$4,993,401	$-	$28,798,455

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/11	$-	$(80,837)	$-	$(80,837)

During the period ended September 30, 2011, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $12,496,781, which was due to the Fund’s pricing vendor being able to supply a matrix price for investments that had been utilizing broker quoted prices.

During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended September 30, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no written options outstanding at September 30, 2011.

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of CDS contracts was $2,209,013. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 67,962,000 and USD 144,084,000 less the value of the contracts’ related reference obligations. The Fund received $8,020,000 in cash collateral and $23,849,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at September 30, 2011, the notional value of the protection sold was USD 9,485,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2011, the net unrealized appreciation of the protection sold was $80,240.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables and other
(Foreign currency exchange contracts)	and other assets	$6,608,826	assets	$-
	Liabilities net of receivables		Liabilities net of receivables and other
Interest rate contracts (Futures contracts)	and other assets	1,117,565	assets	-
	Liabilities net of receivables		Liabilities net of receivables and
Credit contracts (Swap contracts)	and other assets	2,209,013	other assets	-
Total		$9,935,404		$-

The effect of derivative instruments on the statement of operations for the period ended September 30, 2011 was as follows:

			Change in
			Unrealized
	Location of Gain	Realized Gain	Appreciation
	or Loss on	or Loss on	(Depreciation)
	Derivatives	Derivatives	on Derivatives
	Recognized in	Recognized in	Recognized in
	Income	Income	Income
Forward currency exchange contracts	Net realized loss on foreign currency exchange contracts and net
(Foreign currency exchange contracts)	change in unrealized appreciation/depreciation of investments and foreign currencies	$(4,027,599)	$11,811,851
Interest rate contracts	Net realized gain on futures contracts and net change in
(Futures contracts)	unrealized appreciation/depreciation of investments and foreign currencies	3,368,197	4,377,756
	Net realized gain on swap contracts and net change
Credit contracts (Swap contracts)	in unrealized appreciation/depreciation of investments and foreign currencies	2,192,996	8,663,717
Total		$1,533,594	$24,853,324

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended September 30, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of September 30, 2011.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: